UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Event Reported: April 21, 2005

                              X-RITE, INCORPORATED

                          (Exact name of registrant as
                            specified in its charter)

     Michigan                      000-14800                38-1737300
 (State or other                  (Commission             (IRS Employer
 jurisdiction of                 File Number)          Identification no.)
  incorporation)

          3100 44th Street S.W.
           Grandville, Michigan                                        49418
 (Address of principal executive office)                            (Zip Code)



                         Registrant's telephone number,
                              including area code:
                                 (616) 534-7663




Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

Item 2.02         Results of Operations and Financial Conditions

On April 21, 2005, X-Rite, Incorporated issued a press release announcing results for its first quarter ended April 2, 2005. A copy of the news release is attached as an Exhibit to this Form 8-K.


Item 9.01         Financial Statements and Exhibits.

                  Exhibits

               99.1 -      Press Release dated April 21, 2005.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated:  April 21, 2005                 X-RITE, INCORPORATED


                                       By: /s/ Mary E. Chowning
                                       ------------------------
                                       Mary E. Chowning
                                       Chief Financial Officer